                                                                   EXHIBIT 10.20



                      FOURTH AMENDMENT TO CREDIT AGREEMENT


THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of January 16, 2001 (the "Effective Date") is by and between COLLEGIATE PACIFIC, INC. ("Borrower"), and THE CHASE MANHATTAN BANK successor by merger to Chase Bank of Texas, National Association, a New York state banking corporation ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower entered into a Credit Agreement dated effective as of June 30, 1999 as amended by a Waiver and First Amendment to Credit Agreement dated effective as of January 20, 2000 and as amended by a Waiver and Second Amendment to Credit Agreement dated effective as of September 7, 2000 and as amended by a Waiver Agreement And Third Amendment To Credit Agreement dated effective October 31, 2000 ("Credit Agreement"). "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Bank has agreed with Borrower to amend the Credit Agreement to the extent set forth herein, in order to, among other things, modify the Tangible Net Worth financial covenant required by Section 5.3 and to modify the capital expenditures covenant required by Section 5.5 (each as further described on Exhibit C of the Agreement).

NOW THEREFORE, in consideration of the premises as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower agree as follows:

1. The Tangible Net Worth financial covenant required by Section 5.3 of the Agreement and as described on Exhibit C of the Credit Agreement is modified by decreasing the minimum amount from $3,750,000.00 plus 50% of Borrower's positive Net Income to $3,200,000.00 plus 50% of Borrower's positive Net Income plus 100% of new equity raised by Borrower. The required amount for the Tangible Net Worth financial covenant is calculated as set forth on the Exhibit C attached to this Amendment. The prior Exhibit C of the Agreement is replaced with the Exhibit C attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

2. Bank has agreed with Borrower to modify the maximum allowable capital expenditures to $250,000.00 from the Effective Date of this Amendment through Borrower's fiscal year end June 30, 2001. Thereafter, Borrower's capital expenditures shall not exceed $100,000.00 during any fiscal year. In order to reflect this agreement between Bank and Borrower, Section 5.5 of the Credit Agreement is amended and restated to read as follows:

"RESTRICTED PAYMENTS 5.5 Unless otherwise permitted on Exhibit C, at any time:
(a) redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interest in excess of 50% of Borrower's positive Net Income (except (i) the repurchase by Borrower of up to $300,000.00 in shares of its capital stock on or before February 29, 2000, with shareholder Indebtedness that is Subordinated Debt; and (ii) the reacquisition by Borrower of 33,333 shares of its capital stock pursuant to that certain compromise settlement agreement and mutual release executed by Funnets, Inc. and Borrower as of September 27, 2000 and September 28, 2000, respectively); (b) declare or pay any dividend in excess of 50% of Borrower's positive Net Income (except stock dividends and dividends paid to Borrower); (c) make any other distribution or contribution of any Property or cash or obligation to owners of an equity interest or to a Subsidiary in their capacity as such; (d) make any capital expenditures in excess of $250,000.00 for the Borrower's fiscal year ended June 30, 2001, and at all times thereafter, make any capital expenditures in excess of $100,000.00 during any fiscal year of Borrower; or (e) make any payments on shareholder Indebtedness after any Event of Default has occurred."

3. Borrower agrees with Bank that Borrower shall only make payments on Subordinated Debt as agreed by Bank, subordinated creditors and Borrower.
Section 4.10 of the Credit Agreement is amended and restated to read as follows:

"SUBORDINATION OF SHAREHOLDER INDEBTEDNESS 4.10 All shareholder Indebtedness and all Indebtedness of the Subordinated Convertible Notes will be subordinated to Bank Indebtedness in Proper Form. Borrower will be permitted to make payments on such shareholder Indebtedness and Indebtedness from the Subordinated Convertible Notes as allowed by the terms of the written subordination agreements in Proper Form among Bank, subordinated creditors and Borrower. No payments will be permitted on shareholder Indebtedness or on Indebtedness of the Subordinated Convertible Notes following any Event of Default."

4. Borrower has requested that Indebtedness in the amount of $75,000.00 as evidenced by an increase in that amount on or about February 14, 2001 to that certain $536,000.00 Subordinated Note executed by Borrower made payable to Michael Blumenfeld be permitted under the terms of the Agreement. Bank consents to such new Indebtedness in the amount of $75,000.00 being permitted under the Agreement so long as the following conditions precedent are met:

     (a) the Indebtedness in the amount of $75,000.00 evidenced by the increased and modified $536,000.00 Subordinated Note is defined as and included within the definition of Subordinated Debt;

     (b) the $536,000.00 Subordinated Note (as increased and modified) is in Proper Form; and

     (c) Borrower and Michael Blumenfeld acknowledge and agree that the Indebtedness in the amount of $75,000.00 evidenced by the $536,000.00 Subordinated Note (as increased and modified) is subject to that certain subordination agreement dated effective as of January 20, 2000 (as amended) in Proper Form executed by the appropriate parties and delivered to Bank.

Bank agrees that the Indebtedness in the amount of $75,000.00 evidenced by the $536,000.00 Subordinated Note (as increased and modified) is excluded from consideration as additional Indebtedness for Borrower and its Subsidiaries pursuant to Section 5.1 of the Agreement. Section 5.1 of the Agreement (as reflected on Exhibit C) limits additional indebtedness for Borrower and its Subsidiaries to no more than $100,000.00 in the aggregate during the term of the Agreement. In order to reflect that the Indebtedness in the amount of $75,000.00 evidenced by the $536,000.00 Subordinated Note (as increased and modified) is excluded from consideration as additional Indebtedness for Borrower and its Subsidiaries pursuant to Section 5.1 of the Agreement, Section 5.1 of the Agreement is hereby amended to read as follows:



                                Page 1 of 3 Pages

Fourth Amendment to Credit Agreement
Collegiate Pacific, Inc.
January 16, 2001


"INDEBTEDNESS 5.1 Create, incur, or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to, any Indebtedness, contingent or otherwise unless there is a permitted amount set forth in Exhibit C, except: (a) Indebtedness to Bank, or secured by Liens permitted by this Agreement, or otherwise approved in writing by Bank, and renewals and extensions (but not increases) thereof; (b) current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and Persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms; and (c) Indebtedness evidenced by each of the following:
(i) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $26,000.00 executed by Borrower and payable to the order of Arthur J. Coerver; (ii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $20,000.00 executed by Borrower and payable to the order of Arthur J. Coerver, IRA, by Southwest Securities, Inc., Custodian; (iii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $4,000.00 executed by Borrower and payable to the order of Colleen C. Coerver, IRA, by Southwest Securities, Inc., Custodian;
(iv) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $100,000.00 executed by Borrower and payable to the order of William Davidowitz; (v) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $50,000.00 executed by Borrower and payable to the order of Davidowitz Foundation (Federal ID# 13-6102755); (vi) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $50,000.00 executed by Borrower and payable to the order of JIBS Equities, L.P. (Federal ID# 23-2227307); (vii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $50,000.00 executed by Borrower and payable to the order of Penn Footwear Retirement Trust (Federal ID# 11-6424117); (viii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $50,000.00 executed by Borrower and payable to the order of Robert W. Philip or Sharon A. Philip, Joint Tenants with Right of Survivorship; (ix) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $100,000.00 executed by Borrower and payable to the order of Myrna G. Kulp; (x) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $1,500,000.00 executed by Borrower and payable to the order of Michael J. Blumenfeld; (xi) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $10,000.00 executed by Borrower and payable to the order of Harvey J. Rothenberg, IRA, by Southwest Securities, Inc., Custodian; (xii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $5,000.00 executed by Borrower and payable to the order of Harvey Rothenberg and Elisabeth Rothenberg; (xiii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $50,000.00 executed by Borrower and payable to the order of H. I. Schendle IRA Rollover; (xiv) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $100,000.00 executed by Borrower and payable to the order of Watkins Brothers Trust 62-6228117; (xv) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $120,000.00 executed by Borrower and payable to the order of The Eric C. Green GST Trust; (each of the aforementioned subordinated convertible promissory notes collectively referred to as "Subordinated Convertible Notes"); (xvi) that certain subordinated promissory note dated September 6, 2000 in the original amount of $536,000.00 executed by Borrower and payable to the order of Michael Blumenfeld which was modified and increased in the amount of $75,000.00 on or about February 14, 2001 (as increased, modified, and amended, the "$536,000 Subordinated Note"); and (xvii) that certain subordinated promissory note dated September 6, 2000 in the original amount of $45,000.00 executed by Borrower and payable to the order of Abe Blumenfeld (the "$45,000 Subordinated Note")."

5. Borrower hereby represents and warrants to Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

6. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below.

7. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

8. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

9. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

10. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.


                                Page 2 of 3 Pages

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BANK AND THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.


            BORROWER:                COLLEGIATE PACIFIC, INC.

                                     By:   /s/
                                        ---------------------------------------
                                     Name:
                                     Title:
                                     Address:

            BANK: THE CHASE MANHATTAN BANK successor by merger to Chase Bank of Texas, National Association

                                     By:   /s/
                                        ---------------------------------------
                                     Name:
                                     Title:
                                     Address:




                                Page 3 of 3 Pages

                      EXHIBIT C to Credit Agreement between
  Collegiate Pacific, Inc. ("Borrower") and The Chase Manhattan Bank successor by merger to Chase Bank of Texas, National Association ("Bank") dated the Agreement Effective Date (as same may be amended, restated and supplemented in writing the "Agreement")

                   REPORTING REQUIREMENTS, FINANCIAL COVENANTS
                                       AND
              COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD
                       ENDING ______, 200__ ("END DATE")


A. REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND SUBMITTED WITHIN 30 DAYS OF THE END OF EACH CALENDAR MONTH

                  BORROWER'S FISCAL YEAR ENDS ON JUNE 30, 2000.

B. Reporting

Financial Reporting.  Borrower will provide the following financial information within the times indicated:             Compliance
                                                                                                                        Certificate
========================================================++==========================================================================
                 WHO                                      WHEN DUE                                WHAT                  Compliance
                 ---                                      --------                                ----                    (Circle)
                                                                                                                        Yes     No

BORROWER                                   (i) Within 90 days of fiscal  year      Consolidated annual financial        Yes     No
                                           end (including  last  reporting         statements  (balance sheet, income
                                           period of the fiscal year)              statement,  cash  flow  statement)
                                                                                   Audited with  unqualified  opinion
                                                                                   by  independent  certified  public
                                                                                   accountants  satisfactory to Bank,
                                                                                   accompanied by Compliance
                                                                                   Certificate
                                           --------------------------------------- ----------------------------------- -------------
                                           (ii) Within 30 days of each Reporting   Consolidated and consolidating       Yes     No
                                           Period End Date (including last         unaudited interim financial
                                           reporting period of the fiscal year)    statements, Borrowing Base Report
                                                                                   (Exhibit  A) along with accounts
                                                                                   receivable aging and listing,
                                                                                   accounts payable aging
                                                                                   accompanied by Compliance
                                                                                   Certificate

------------------------------------------ --------------------------------------- ----------------------------------- -------------
                                           (iii) Within 30 days of each            Accounts receivable aging and        Yes     No
PRODUCT MERCHANDISING, INC.                Reporting Period End Date               accounts payable aging
------------------------------------------ --------------------------------------- ----------------------------------- -------------
BORROWER AND SUBSIDIARIES                  (iv) Upon request of Bank               Inventory Reports in Proper Form     Yes     No
------------------------------------------ --------------------------------------- ----------------------------------- -------------
INDIVIDUAL GUARANTOR                       (v) Within  120 days of each calendar   Annual personal financial            Yes     No
                                           year until Bank releases Guaranty       statement (including  cash  flow
                                                                                   and contingent liability
                                                                                   information) of the Guarantor:
                                                                                   Michael Blumenfeld


C.

FINANCIAL  COVENANTS.  Borrower  will comply  with the  following
financial  covenants,  defined  in accordance  with GAAP and the                    COMPLIANCE CERTIFICATE
definitions in Section 8 and prepared on a consolidated  basis as                   ----------------------
in  Section  5.3  of  the  Agreement, and  incorporating the calculation adjustments indicated on the Compliance
Certificate. (Except  as noted in the  calculation  of the "Step
Up" in C.1. below,  for all  other  calculations and reporting purposes herein and throughout the Agreement, Borrower's
calculation of Net Income is cumulative fiscal year to date):
------------------------------------------------------------------      ------------------------------------------    --------------
                         REQUIRED                                                       ACTUAL REPORTED                Compliance
                         --------                                                       ---------------                 (Circle)
Except as specified otherwise, each covenant will be maintained           For Current Period/as of the End Date        Yes      No
at all times and reported for each Period or as of  each
Reporting Period End Date, as appropriate:
------------------------------------------------------------------      ------------------------------------------    --------------
1.   Maintain a Tangible Net Worth of at least  $3,200,000.00                                                         Yes      No
     plus 50% of  Positive  Net Income  ("Step Up  Amount")  plus          Total Stockholders' Equity   $
     100% of new equity raised by Borrower.                                                              ---------
                                                                           Minus:  Goodwill             $
                                                                                                         ---------
                                                                           Other Intangible Assets      $
                                                                                                         ---------
                                                                           Loans/Advances to            $
                                                                                                         ---------
Positive Net Income                                                        Equity holders               $
(For current reporting period)                                                                           ---------
                                                                           Loans to Affiliates          $
                                                                                                         ---------
                                             $                             License Agreements           $
                                              -------                                                    ---------
                                                                           Plus: Subordinated Debt      $
Multiplied by                                  50%                                                       ---------
= Step Up Amount (For current reporting
  period)                                    $                             = Tangible Net Worth         $
                                              -------                                                    ---------

$             $            $                        $
 --------      ---------    --------------           ----------
Required       + Step Up    + 100% new          =    Required
Amount           Amount       equity raised          Amount

As of Prior                   by  Borrower            As of Current
Reporting Period                                      Reporting Period

------------------------------------------------------------------      ------------------------------------------    --------------
2.  Maintain a ratio of total Indebtedness as adjusted  to              Total Liabilities
Tangible Net Worth no greater than 1.0 to 1.0.                          (GAAP)                            $            Yes     No
                                                                                                           ---------
                                                                        Plus:  Contingent obligations     $
                                                                               Liens on Borrower's         ---------
                                                                               Property not included
                                                                                 in Borrower's
                                                                                 liabilities              $
                                                                                                           ---------
                                                                        Minus: Subordinated Debt          $
                                                                                                           ---------
                                                                        Equals: Indebtedness as adjusted  $
                                                                                                           ---------
                                                                        Total
                                                                        Stockholders' Equity              $
                                                                                                           ---------
                                                                        Minus: Goodwill                   $
                                                                                                           ---------
                                                                               Other Intangible Assets    $
                                                                                                           ---------
                                                                               Loans/Advances to
                                                                               Equity holders             $
                                                                                                           ---------
                                                                               Loans to Affiliates        $
                                                                                                           ---------
                                                                               License Agreements         $
                                                                                                           ---------
                                                                        Plus:  Subordinated Debt          $
                                                                                                           ---------
                                                                        =  Tangible Net Worth             $
                                                                                                           ---------
                                                                       $         /   $                     =
                                                                        --------      -------------------   ----------------
                                                                        Indebtedness (adjusted) TNW             Ratio o

D.

Other Required Covenants to be maintained and to be certified.
                                                                                    COMPLIANCE CERTIFICATE
                         REQUIRED                                                       ACTUAL REPORTED                COMPLIANCE
                         --------                                                       ---------------                 (CIRCLE)
------------------------------------------------------------------      ------------------------------------------    --------------
(i) Pursuant to Section  1.1.C,  L/C  Obligations  may not exceed       L/C Obligations are:           $               Yes      No
    Letter of Credit Sublimit                                                                           -----------

                                                                        Letter of Credit Sublimit is:  $ 200,000.00
------------------------------------------------------------------      ------------------------------------------    --------------
(ii) Pursuant to Section 5.1, Borrower's additional  Indebtedness       Additional Indebtedness is:    $              Yes       No
shall not be permitted  to exceed  $100,000.00  in the  aggregate                                       -----------
during  the  term  of  this  Agreement.  Borrower's  Subordinated
Convertible  Promissory Notes, the $536,000.00  Subordinated Note
(as modified  and  increased  in the amount of  $75,000.00  on or about  February 14, 2001) and the  $45,000.00  Subordinated  Note
are excluded from  consideration of the $100,000.00 in additional
Indebtedness  to which  Borrower  is  limited  during the term of this Agreement.
------------------------------------------------------------------      ------------------------------------------    --------------
(iii)  Pursuant  to Section  5.4,  Borrower  shall not permit any       As of  _____________________,   Borrower is   Yes       No
merger,  acquisition,  consolidation or sale of assets outside of       in compliance with Section 5.4___________
the ordinary course of business.
------------------------------------------------------------------      ------------------------------------------    --------------
(iv)  Pursuant  to  Section  5.5,  Borrower  shall not permit any       As of _____________________, Borrower is in   Yes       No
capital expenditure in excess of (a) $250,000.00 for Borrower's         compliance with Section 5.5_________
fiscal year ended June 30, 2001; and (b) $100,000.00 for any fiscal year of Borrower after June 30, 2001.
------------------------------------------------------------------      ------------------------------------------    --------------
(v) Pursuant to Section 5.5,  Borrower shall not permit  dividend       As  of  ___________________, Borrower is in   Yes       No
payments in excess of 50% of Borrower's Net Income.                     compliance with Section 5.5___________
------------------------------------------------------------------      ------------------------------------------    --------------
(vi)  Pursuant  to  Section  5.5,  Borrower  shall not permit any       As  of  _________________, Borrower is in     Yes       No
treasury  stock  purchases  in  excess of 50% of  Borrower's  Net       compliance with Section 5.5___________
Income (except  1) the repurchase by  Borrower of up to
$300,000.00 in shares of its capital stock on or before
February 29, 2000 with shareholder Indebtedness that is
Subordinated Debt; and 2) the reacquisition by Borrower of
33,333 shares of its capital stock pursuant to that certain
compromise settlement agreement and mutual release executed by
Funnets, Inc. and Borrower as of September 27, 2000 and
September 28, 2000, respectively).
------------------------------------------------------------------      ------------------------------------------    --------------
(vii)  Pursuant  to Section  5.6,  Borrower  shall not permit any       As of __________________,   Borrower is in    Yes       No
change in the nature of Borrower's business or material  change         compliance with Section 5.6___________
in Borrower's management.
------------------------------------------------------------------      ------------------------------------------    --------------
(viii)  Pursuant  to  Sections  5.7 and 5.9,  Borrower  shall not       As of  _________________, Borrower is in
permit loans or advances to Affiliates or any loans,  advances or       compliance with
extensions of credit to officers,  directors or  shareholders  of       Section 5.7___________                        Yes       No
Borrower.                                                               Section 5.9___________                        Yes       No
------------------------------------------------------------------      ------------------------------------------    --------------
(ix) Borrower will provide to Bank Exhibit A of the Liquidity           As of _______________________ the terms and   Yes       No
Maintenance Agreement executed by Michael Blumenfeld dated June 30,     agreements of that certain Liquidity
1999 on a quarterly basis and ensure that the terms of such             Maintenance Agreement executed by Michael
agreement are maintained and reported quarterly.                        Blumenfeld dated June 30, 1999 are in
                                                                        compliance. Exhibit A of the Liquidity
                                                                        Maintenance Agreement last provided to
                                                                        Bank on: _______________________________
------------------------------------------------------------------      ------------------------------------------    --------------
(x) Borrower agrees that it will not make any payments on               As of_____________________, Borrower is in    Yes       No
Subordinated Debt, except as permitted by Section 4.10 of the           compliance with Section 4.10 ___________
Agreement and the written subordination agreements among Bank, subordinated creditors and Borrower.



                               Page 2 of 3 Pages

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT C AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

         [ ] No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.
         [ ] A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

                 [ ] was cured on                    .
                                  -------------------
                 [ ] was waived by Bank in writing on                    .
                                                      -------------------
                 [ ] is continuing.

         Description of Event of Default:
                                         -------------------------------------

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

Executed this                    day of                          , 20       .
              ------------------        -------------------------     ------

BORROWER:  COLLEGIATE PACIFIC, INC.

SIGNATURE:
          ---------------------------------------------------------------------

NAME:
     --------------------------------------------------------------------------

TITLE:       (Chief Financial Officer or President)
      -------------------------------------------------------------------------

ADDRESS:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

                               Page 3 of 3 Pages